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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

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                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 13, 2005


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                                Morgan Stanley
            (Exact name of registrant as specified in its charter)

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            Delaware                      1-11758               36-3145972
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
       incorporation)                                       Identification No.)

       1585 Broadway, New York, New York                10036
     (Address of principal executive offices)         (Zip Code)

      Registrant's telephone number, including area code: (212) 761-4000

                                Not Applicable
         (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.   Results of Operations and Financial Condition.


         On June 13, 2005, Morgan Stanley issued the press release included as
Exhibit 99.1 to this Current Report on Form 8-K regarding its earnings for the quarter ended May 31, 2005, which press release is incorporated herein by reference.


Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.


(b)      On June 13, 2005, Morgan Stanley issued the press release included as
Exhibit 99.2 to this Current Report on Form 8-K, which press release is incorporated herein by reference.


Item 9.01    Financial Statements and Exhibits.


(c)      Exhibits


         Exhibit
         Number    Description
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         99.1      Press Release, dated June 13, 2005, issued by Morgan Stanley

         99.2      Press Release, dated June 13, 2005, issued by Morgan Stanley






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                                  SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       MORGAN STANLEY
                                       (Registrant)


                                       By:  /s/ Ronald T. Carman
                                            -------------------------------
                                            Name:  Ronald T. Carman
                                            Title: Assistant Secretary


Date: June 13, 2005